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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 6, 2003

                         CATALYTICA ENERGY SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                        000-31953                77-0410420
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)

                  1388 North Tech Boulevard, Gilbert, AZ 85233
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (480) 556-5555

          _____________________________________________________________
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

      (c)   The following exhibit is furnished herewith:

      Exhibit 99.1 Press Release of Catalytica Energy Systems, Inc. dated November 6, 2003.

Item 12. Regulation FD Disclosure

      On November 6, 2003, Catalytica Energy Systems, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CATALYTICA ENERGY SYSTEMS, INC.

                                              By:  /s/ Robert W. Zack
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                                                    Robert W. Zack
                                                    Chief Financial Officer

Date: November 6, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release of Catalytica Energy Systems, Inc. dated
                  November 6, 2003.